UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: November 8, 2006

(Date of earliest event reported)

LOUD TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Washington	0-26524	91-1432133
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16220 Wood-Red Road, N.E.

Woodinville, Washington 98072

(Address of principal executive offices, including zip code)

(425) 487-4333

(Registrant’s telephone number, including area code)

(Former name or former address, if

changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On November 8, 2006, LOUD Technologies Inc. issued a press release announcing its preliminary financial results for the three months ended  September 30, 2006.  A copy of the press released is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.    Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit Description

99.1	Press release, dated November 8, 2006, issued by LOUD Technologies Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2006
LOUD Technologies Inc.

By:	/s/ James T. Engen
James T. Engen
Chairman, President and Chief Executive Officer